                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                               AVATEX CORPORATION
                  (Name of Issuer and Person Filing Statement)

                    $5 CUMULATIVE CONVERTIBLE PREFERRED STOCK
             $4.20 CUMULATIVE EXCHANGEABLE SERIES A PREFERRED STOCK
                         (Title of Class of Securities)

              $5 CUMULATIVE CONVERTIBLE PREFERRED STOCK - 05349F204
       $4.20 CUMULATIVE EXCHANGEABLE SERIES A PREFERRED STOCK - 05349F303
                    (CUSIP Numbers of Classes of Securities)

                            ------------------------

                              Robert H. Stone, Esq.
                               Avatex Corporation
                    5910 North Central Expressway, Suite 1780
                               Dallas, Texas 75206
                         Telephone Number (214) 365-7450

                            ------------------------

       (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                            ------------------------

                                   Copies to:

                             Stephen E. Jacobs, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                            New York, New York 10022
                                 (212) 310-8000

This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. /X/ The filing of a registration statement under the Securities Act of 1933.

c.  / /  A tender offer.

d.  / /  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /X/

                            CALCULATION OF FILING FEE

================================================================================
        Transaction Valuation*                   Amount of Filing Fee**

================================================================================
            $27,895,411                                 $5,579
================================================================================

* Determined pursuant to Rule 0-11(b)(2) by adding (x) 652,273, the number of outstanding shares of $5 cumulative convertible preferred stock of Avatex Corporation, multiplied by $7.4375 per share, and (y) 4,312,352, the number of outstanding shares of $4.20 cumulative exchangeable series A preferred stock of Avatex Corporation, by $5.34375 per share. The value of each class of preferred stock is determined pursuant to Rule 0-11(a)(4) by using the average of the bid and asked price of each class of preferred stock quoted on the OTC Bulletin Board System on August 4, 1999.

** Determined pursuant to Rule 0-11(b) by multiplying $27,895,411 by 1/50 of 1%.

/X/ Check Box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:            $9,014
     Form or Registration No.:          Registration on Form S-4
     Filing Party:                      Avatex Corporation; Avatex Funding, Inc.
     Date Filed:                        August 9, 1999



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                                  INTRODUCTION

         This Rule 13e-3 Transaction Statement on Schedule 13E-3 (this "Schedule 13E-3") is being filed by Avatex Corporation, a Delaware corporation (the "Company"), pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, and Rule 13e-3 thereunder, in connection with the proposed merger of Xetava Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, with and into the Company, pursuant to an Amended and Restated Agreement and Plan of Merger, dated June 18, 1999 (the "Merger Agreement"). The Company will be the surviving corporation in the merger. Pursuant to the terms and conditions of the Merger Agreement, if the merger is consummated, each share of existing common stock of the Company will be converted into one share of class A common stock, par value $.01 per share (the "New Avatex Common Stock"), of the Company, as the surviving corporation. Each share of existing $5 cumulative convertible preferred stock of the Company will be converted into
9.134 shares of New Avatex Common Stock or, at the election of the holder thereof, (1) $3.7408 in cash, (2) $8.34 principal amount of 6.75% notes due 2002 to be issued by Avatex Funding, Inc., a new wholly-owned subsidiary of the Company, (3) warrants to purchase 0.67456 shares of New Avatex Common Stock, and
(4) a deferred contingent right to receive (a) 16% of an amount equal to 20% of any net recovery that the Company may receive in certain litigation brought by it against McKesson HBOC, Inc. and certain major pharmaceutical manufacturers, divided by (b) the number of outstanding shares of $5 cumulative convertible preferred stock. Each share of existing $4.20 cumulative exchangeable series A preferred stock of the Company will be converted into 7.253 shares of New Avatex Common Stock or, at the election of the holder, (1) $2.9705 in cash, (2) $6.623 principal amount of the 6.75% notes to be issued by Avatex Funding, Inc., (3) warrants to purchase 0.53567 shares of New Avatex Common Stock, and (4) a deferred contingent right to receive (a) 84% of an amount equal to 20% of any net recovery that the Company may receive in the McKesson litigation, divided by
(b) the number of outstanding shares of $4.20 cumulative exchangeable series A preferred stock. The maximum amount of any payments on the deferred contingent rights that could be made is $7.5 million.

         If all of the holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock elect to receive the common stock alternative consideration for their shares of preferred stock in the merger, they will receive, in the aggregate, $15,250,000 in cash, $34,000,000 principal amount of the Avatex Funding 6.75% notes, and warrants to purchase 2,750,000 shares of New Avatex Common Stock.

         The merger will effect a recapitalization of the Company's capital stock resulting in the elimination of the Company's $5 cumulative convertible preferred stock and $4.20 cumulative exchangeable series A preferred stock.

         Concurrently with the filing of this Schedule 13E-3, the Company is filing a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus (the "Proxy Statement/Prospectus"). Pursuant to the Proxy Statement/Prospectus, among other things, the stockholders of the Company will be given notice of the merger. The cross reference sheet below is being supplied pursuant to Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement/Prospectus is hereby expressly incorporated herein by reference, and capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Proxy Statement/Prospectus.

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   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
Item 1.   ISSUER AND CLASS OF
          SECURITY SUBJECT TO THE
          TRANSACTION.

          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Companies
          (b).......................................  Not Applicable.
          (c).......................................  THE MERGER--Market Price
                                                      and Dividend Information
          (d).......................................  THE MERGER--Market Price
                                                      and Dividend Information
          (e).......................................  Not Applicable
          (f).......................................  Not Applicable

Item 2.   IDENTITY AND BACKGROUND.
          (a) - (g)                                   Statement filed by Issuer.

Item 3.   PAST CONTACTS, TRANSACTIONS OR
           NEGOTIATIONS.
          (a)(1) and (2)............................  Not Applicable
          (b).......................................  THE MERGER--QUESTIONS
                                                      AND ANSWERS ABOUT THE
                                                      MERGER, THE MERGER--THE
                                                      MERGER TRANSACTION--
                                                      Background of the Merger,
                                                      THE MERGER--AGREEMENTS
                                                      WITH CERTAIN STOCKHOLDERS
                                                      --Settlement Agreement

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   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
Item 4.   TERMS OF THE TRANSACTION.
          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER TRANSACTION, THE
                                                      MERGER--THE MERGER
                                                      AGREEMENT, THE
                                                      MERGER--AGREEMENTS WITH
                                                      CERTAIN STOCKHOLDERS, THE
                                                      MERGER--DESCRIPTION OF
                                                      WARRANTS, THE
                                                      MERGER--DESCRIPTION OF THE
                                                      AVATEX FUNDING 6.75%
                                                      NOTES, THE
                                                      MERGER--DESCRIPTION OF
                                                      DEFERRED CONTINGENT CASH
                                                      RIGHTS
          (b).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE
                                                      MERGER--AGREEMENTS WITH
                                                      CERTAIN STOCKHOLDERS

Item 5    PLANS OR PROPOSALS OF THE
          ISSUER OR AFFILIATE.
          (a).......................................  Not Applicable
          (b).......................................  THE MERGER--MERGER
                                                      INFORMATION
                                                      SUMMARY--Summary of the
                                                      Terms of the 6.75% Notes,
                                                      THE MERGER--DESCRIPTION OF
                                                      THE AVATEX FUNDING 6.75%
                                                      NOTES--Collateral and
                                                      Security, THE
                                                      MERGER--DESCRIPTION OF THE
                                                      AVATEX FUNDING 6.75%
                                                      NOTES--Subrogation
                                                      Agreement
          (c).......................................  Not Applicable
          (d).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--
                                                      Dividends
          (e).......................................  Not Applicable

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   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (f) & (g).................................  THE MERGER--STOCK EXCHANGE
                                                      LISTING; DELISTING OUR
                                                      PREFERRED STOCK

Item 6.   SOURCE AND AMOUNT OF
          FUNDS OR OTHER
          CONSIDERATION.
          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER AGREEMENT--Merger
                                                      Consideration
          (b).......................................  THE MERGER--HISTORICAL
                                                      FINANCIAL AND PRO FORMA
                                                      FINANCIAL DATA--Merger
                                                      Related Expenses
          (c) and (d)...............................  Not Applicable

Item 7.   PURPOSE(S), ALTERNATIVES,
          REASONS AND EFFECTS.
          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Our Reasons
                                                      for the Merger
          (b).......................................  THE MERGER--THE MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Our Reasons
                                                      for the Merger
          (c).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board

   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (d).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--MERGER
                                                      INFORMATION
                                                      SUMMARY--Comparative
                                                      Rights of Stockholders,
                                                      THE MERGER--RISK FACTORS,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Our Reasons
                                                      for the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board, THE MERGER--THE
                                                      MERGER
                                                      TRANSACTION--Opinions of
                                                      Financial Advisor, THE
                                                      MERGER--DESCRIPTION OF NEW
                                                      AVATEX COMMON STOCK, THE
                                                      MERGER--MATERIAL FEDERAL
                                                      INCOME TAX CONSEQUENCES OF
                                                      THE MERGER

Item 8    FAIRNESS OF THE
          TRANSACTION.
          (a) ......................................  THE MERGER--MERGER
                                                      INFORMATION
                                                      SUMMARY--Recommendation of
                                                      our Board of Directors,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, MERGER--THE
                                                      MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board

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   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (b).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER TRANSACTION--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board, THE MERGER--THE
                                                      MERGER
                                                      TRANSACTION--Opinions of
                                                      Financial Advisor
          (c).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER
                                                      AGREEMENT--Conditions to
                                                      the Completion of the
                                                      Merger, INFORMATION ABOUT
                                                      THE MEETING AND
                                                      VOTING--THE ANNUAL
                                                      MEETING--Vote Necessary to
                                                      Approve Merger Proposal
          (d).......................................  No.
          (e).......................................  THE MERGER--MERGER
                                                      INFORMATION
                                                      SUMMARY--Recommendation of
                                                      our Board of Directors,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board
          (f).......................................  Not Applicable

   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
Item 9.   REPORTS, OPINIONS,
          APPRAISALS AND CERTAIN
          NEGOTIATIONS.
          (a) and (b)...............................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER
                                                      TRANSACTION--Background of
                                                      the Merger, THE
                                                      MERGER--THE MERGER
                                                      TRANSACTION--Opinions of
                                                      Financial Adviser
          (c).......................................  Not Applicable

Item 10.  INTEREST IN SECURITIES OF
          THE ISSUER
          (a).......................................  THE MERGER--AGREEMENTS
                                                      WITH CERTAIN STOCKHOLDERS
          (b).......................................  Not Applicable

Item 11.  CONTRACTS, ARRANGEMENTS
          OR UNDERSTANDINGS WITH
          RESPECT TO THE ISSUER'S
          SECURITIES................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE
                                                      MERGER--AGREEMENTS WITH
                                                      CERTAIN STOCKHOLDERS

Item 12.  PRESENT INTENTION AND
          RECOMMENDATION OF
          CERTAIN PERSONS WITH
          REGARD TO THE
          TRANSACTION.

   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--MERGER
                                                      INFORMATION
                                                      SUMMARY--Recommendation of
                                                      our Board of Directors,
                                                      THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER TRANSACTION--Our
                                                      Reasons for the Merger,
                                                      THE MERGER--THE MERGER
                                                      TRANSACTION--Factors
                                                      Considered by, and
                                                      Recommendation of, Our
                                                      Board, THE
                                                      MERGER--INTERESTS OF
                                                      CERTAIN PERSONS IN THE
                                                      MERGER, THE
                                                      MERGER--AGREEMENTS WITH
                                                      CERTAIN STOCKHOLDERS,
                                                      INFORMATION ABOUT THE
                                                      MEETING AND VOTING--THE
                                                      ANNUAL MEETING--Shares
                                                      Beneficially Owned by
                                                      Directors, Executive
                                                      Officers and Phar-Mor
          (b).......................................  No recommendation has been made by such person.

Item 13.  OTHER PROVISIONS OF THE
          TRANSACTION.
          (a).......................................  THE MERGER--MERGER
                                                      INFORMATION SUMMARY--The
                                                      Merger, THE MERGER--THE
                                                      MERGER
                                                      TRANSACTION--Appraisal
                                                      Rights, THE MERGER--THE
                                                      MERGER
                                                      AGREEMENT--Appraisal
                                                      Rights
          (b).......................................  Not Applicable

   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (c).......................................  THE MERGER----THE MERGER
                                                      TRANSACTION--Federal
                                                      Securities Laws
                                                      Consequences, THE
                                                      MERGER--STOCK EXCHANGE
                                                      LISTING; DELISTING OF OUR
                                                      PREFERRED STOCK

Item 14.  FINANCIAL INFORMATION.
          (a).......................................  THE MERGER--HISTORICAL
                                                      AND PRO FORMA FINANCIAL
                                                      DATA--Our Historical
                                                      Financial Data,
                                                      INFORMATION REGARDING
                                                      AVATEX--FINANCIAL
                                                      STATEMENTS AND
                                                      SUPPLEMENTARY DATA
          (b).......................................  THE MERGER--HISTORICAL
                                                      AND PRO FORMA FINANCIAL
                                                      DATA--Pro Forma Condensed
                                                      Consolidated Financial
                                                      Information

Item 15.  PERSONS AND ASSETS
          EMPLOYED, RETAINED OR
          UTILIZED.
          (a).......................................  INFORMATION ABOUT THE
                                                      MEETING AND VOTING--THE
                                                      ANNUAL MEETING--Proxies
          (b).......................................  Not Applicable

Item 16.  ADDITIONAL INFORMATION....................  None
Item 17.  MATERIAL TO BE FILED AS EXHIBITS.
          (a)(1)....................................  Not Applicable

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   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (b)(1)....................................  Opinion of Houlihan Lokey
                                                      Howard & Zukin Financial
                                                      Advisors, Inc., dated as
                                                      of May 6, 1999, as to the
                                                      reasonable range of fair
                                                      value for the
                                                      consideration to be
                                                      received by holders of the
                                                      $5 cumulative convertible
                                                      preferred stock and the
                                                      $4.20 cumulative
                                                      exchangeable series A
                                                      preferred stock, attached
                                                      as Annex C to the Proxy
                                                      Statement/Prospectus,
                                                      attached to this Schedule
                                                      13e-3 as Exhibit D.
          (b)(2)....................................  Materials presented to the
                                                      Board of Directors on May
                                                      6, 1999 by Houlihan Lokey
                                                      Howard & Zukin Financial
                                                      Advisors, Inc. with
                                                      respect to the fair value
                                                      opinion described above in
                                                      Exhibit (b)(1).
          (b)(3)                                      Opinion of Houlihan Lokey
                                                      Howard & Zukin Financial
                                                      Advisors, Inc., dated as
                                                      of May 6, 1999, as to
                                                      factors affecting Avatex's
                                                      solvency, attached as
                                                      Annex D to the Proxy
                                                      Statement/Prospectus,
                                                      attached to this Schedule
                                                      13e-3 as Exhibit D.
          (b)(4)                                      Materials presented to the
                                                      Board of Directors on May
                                                      6, 1999 by Houlihan Lokey
                                                      Howard & Zukin Financial
                                                      Advisors, Inc. with
                                                      respect to the solvency
                                                      opinion described above in
                                                      Exhibit (b)(3).
          (c)(1)....................................  Amended and Restated
                                                      Agreement and Plan of
                                                      Merger, dated as of June
                                                      18, 1999, by and between
                                                      Avatex and Xetava
                                                      Corporation. (Filed as
                                                      Exhibit 2 to Avatex's
                                                      Current Report on Form 8-K
                                                      filed June 24, 1999 and
                                                      incorporated herein by
                                                      reference).

   SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                  LOCATION IN PROXY
-----------------------                                  -----------------
                                                         STATEMENT/PROSPECTUS
                                                         --------------------
          (c)(2)....................................  Stipulation of Settlement
                                                      of the lawsuits styled In
                                                      re Avatex Corporation
                                                      Shareholders Litigation
                                                      and Elliott Associates,
                                                      L.P. v. Avatex
                                                      Corporation, et al.
          (c)(3)....................................  Stockholders' Agreement
                                                      dated June 18, 1999, by
                                                      and among Avatex, Elliott
                                                      Associates, L.P., Martley
                                                      International, Inc., Moses
                                                      Marx, Momar Corporation,
                                                      and United Equities
                                                      Commodities Company.
                                                      (Filed as Exhibit 10-A to
                                                      Avatex's Current Report on
                                                      Form 8-K filed June 24,
                                                      1999 and incorporated
                                                      herein by reference.)
          (c)(4)....................................  Voting Agreement, dated
                                                      June 18, 1999, by and
                                                      among Avatex, Mark S.
                                                      Zucker, Anvil Investment
                                                      Partners, L.P. and Anvil
                                                      Investors, Inc. (Filed as
                                                      Exhibit 10-B to Avatex's
                                                      Current Report on Form 8-K
                                                      filed June 24, 1999 and
                                                      incorporated herein by
                                                      reference).
          (d)(1)....................................  Proxy Statement/Prospectus
                                                      contained in registration
                                                      statement on Form S-4,
                                                      together with the proxy
                                                      card.
          (e)(1)....................................  Section 262 of the
                                                      Delaware General
                                                      Corporation Law (set forth
                                                      as Annex G to the Proxy
                                                      Statement).*
          (f)(1)....................................  Not Applicable


-------------------
*    Incorporated by reference to the Proxy Statement.

Item 1.  Issuer and Class of Security Subject to the Transaction.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Companies" of the Proxy Statement is incorporated herein by reference.

       (b) The titles of the securities that are the subject of the Rule 13e-3 transaction are $5 cumulative convertible preferred stock ("$5 Preferred Stock"), and $4.20 cumulative exchangeable series A preferred stock ("$4.20 Preferred Stock"). As of July 31, 1999, approximately 652,273 shares of $5 Preferred Stock and 4,312,352 shares of $4.20 Preferred Stock were issued and outstanding. Avatex had approximately 75 holders of record of $5 Preferred Stock and 815 holders of record of $4.20
       Prefered Stock as of July 31, 1999.

       (c) The information set forth in "THE MERGER--MARKET PRICE AND DIVIDEND INFORMATION" of the Proxy Statement is incorporated by reference herein.

       (d) The information set forth in "THE MERGER--MARKET PRICE AND DIVIDEND INFORMATION" of the Proxy Statement is incorporated by reference herein.

       (e) Not applicable.

       (f) Not Applicable.

Item 2.  Identity and Background.

       This Statement is being filed by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction).

Item 3.  Past Contacts, Transactions or Quotations.

       (a) (1) and (2) Not applicable.

       (b) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger" and "THE MERGER--AGREEMENTS WITH CERTAIN
       STOCKHOLDERS--Settlement Agreement" of the Proxy Statement is incorporated herein by reference.

Item 4.  Terms of the Transaction.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION," "THE
       MERGER--THE MERGER AGREEMENT," "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS," "THE MERGER--DESCRIPTION OF WARRANTS," "THE
       MERGER--

       DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES" and "THE
       MERGER--DESCRIPTION OF DEFERRED CONTINGENT CASH RIGHTS" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger" and "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS" of the Proxy Statement is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

       (a) Not Applicable.

       (b) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Summary of the Terms of the 6.75% Notes," "THE
       MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Collateral and Security," "THE MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Subrogation Agreement" of the Proxy Statement is incorporated herein by reference.

       (c) Not Applicable.

       (d) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Dividends" of the Proxy Statement is incorporated herein by reference.

       (e) Not Applicable.

       (f) & (g) The information set forth in "THE MERGER--STOCK EXCHANGE LISTING; DELISTING OF OUR PREFERRED STOCK" of the Proxy Statement is incorporated herein by reference.

Item 6.  Source and Amount of Funds or Other Consideration.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER AGREEMENT--Merger Consideration" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "THE MERGER--HISTORICAL FINANCIAL AND PRO FORMA FINANCIAL DATA--Merger Related Expenses" of the Proxy Statement is incorporated herein by reference.

       (c) and (d) Not Applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger" and "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "THE MERGER--THE MERGER
       TRANSACTION--Background of the Merger" and "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

       (c) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger" and "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the Proxy Statement is incorporated herein by reference.

       (d) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger," "THE MERGER--MERGER INFORMATION
       SUMMARY--Comparative Rights of Stockholders," "THE MERGER--RISK FACTORS," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger, "THE
       MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board," "THE MERGER--THE MERGER TRANSACTION--Opinions of Financial Advisor," "THE MERGER--DESCRIPTION OF NEW AVATEX COMMON STOCK," "THE MERGER--MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER," of the Proxy Statement is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Recommendation of our Board of Directors," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger," "THE MERGER--MERGER INFORMATION
       SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board," "THE MERGER--THE MERGER TRANSACTION--

       Opinions of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

       (c) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER AGREEMENT--Conditions to the Completion of the Merger," "INFORMATION ABOUT THE MEETING AND VOTING--THE ANNUAL MEETING--Vote Necessary to Approve Merger Proposal," "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Elliott/Marx Stockholders' Agreement," "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Zucker Voting Agreement" of the Proxy Statement is incorporated herein by reference.

       (d) The majority of non-employee directors have not retained a representative.

       (e) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Recommendation of our Board of Directors," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the Proxy Statement is incorporated herein by reference.

       (f) No such offer has been received.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

       (a) and (b) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER TRANSACTION----Opinions of Financial Adviser" of the Proxy Statement is incorporated herein by reference.

       (c) The Opinions of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., each dated May 6, 1999, are included in the information to be circulated to the stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or her representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or her representative.

Item 10. Interest in Securities of the Issuer.

       (a) The information set forth in "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Elliott/Marx Stockholders' Agreement" of the Proxy Statement is incorporated herein by reference.

         (b)  Not Applicable.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

       The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS" of the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger," "THE MERGER--MERGER INFORMATION
       SUMMARY--Recommendation of our Board of Directors," "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board," "THE MERGER--INTERESTS OF CERTAIN PERSONS IN THE MERGER," "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS," "INFORMATION ABOUT THE MEETING AND VOTING--THE ANNUAL MEETING--Shares Beneficially Owned by Directors, Executive Officers and Phar-Mor" of the Proxy Statement is incorporated herein by reference.

       (b) Not applicable.

Item 13. Other Provisions of the transaction.

       (a) The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Appraisal Rights," "THE MERGER--THE MERGER AGREEMENT--Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

       (b) Not applicable.

       (c) The information set forth in "THE MERGER----THE MERGER
       TRANSACTION--Federal Securities Laws Consequences," "THE MERGER--STOCK EXCHANGE LISTING; DELISTING OF OUR PREFERRED STOCK" of the Proxy Statement is incorporated herein by reference.

Item 14. Financial Information.

       (a) The information set forth in "THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Our Historical Financial Data," "INFORMATION

       REGARDING AVATEX--FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Pro Forma Condensed Consolidated Financial Information" of the Proxy Statement is incorporated herein by reference.

Item 15. Persons and Assets Employed, Retained or Utilized.

       (a) The information set forth in "INFORMATION ABOUT THE MEETING AND VOTING--THE ANNUAL MEETING--Proxies" of the Proxy Statement is incorporated herein by reference.

       (b) Not Applicable.

Item 16. Additional Information.

       None.

Item 17. Material to be Filed as Exhibits.

       (a) (1) Not Applicable.

       (b)(1) Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to the reasonable range of fair value for the consideration to be received by holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock, attached as Annex C to the Proxy Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*

       (b)(2) Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the fair value opinion described above in Exhibit
              (b)(1).**

       (b)(3) Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to factors affecting Avatex's solvency, attached as Annex D to the Proxy Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*

       (b)(4) Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the solvency opinion described above in Exhibit
              (b)(3).**

       (c)(1) Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999, by and between Avatex and Xetava Corporation. (Filed as

              Exhibit 2 to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*

       (c)(2) Stipulation of Settlement of the lawsuits styled In re Avatex Corporation Shareholders Litigation and Elliott Associates, L.P.
              v. Avatex Corporation, et al. (Filed as Exhibit 10-W to Avatex's registration statement on Form S-4 filed August 9, 1999 and incorporated herein by reference).*

       (c)(3) Stockholders' Agreement dated June 18, 1999, by and among Avatex, Elliott Associates, L.P., Martley International, Inc., Moses Marx, Momar Corporation, and United Equities Commodities Company. (Filed as Exhibit 10-A to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*

       (c)(4) Voting Agreement, dated June 18, 1999, by and among Avatex, Mark
              S. Zucker, Anvil Investment Partners, L.P. and Anvil Investors, Inc. (Filed as Exhibit 10-B to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*

       (d)(1) Proxy Statement/Prospectus contained in registration statement on Form S-4.

       (e)(1) Section 262 of the Delaware General Corporation Law (set forth as Annex G to the Proxy Statement).*

       (f)(1) Not Applicable.








--------------------------
 * Incorporated by reference
** To be filed by amendment

SIGNATURES

         After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

                                      AVATEX CORPORATION

                                      By: /s/ Melvyn J. Estrin
                                         -------------------------------------
                                      Name:  Melvyn J. Estrin
                                      Title:   Co-Chairman of the Board and
                                                Co-Chief Executive Officer


Dated:  August 9, 1999

                                  EXHIBIT INDEX

       Exhibit                                              Description

99.17(b)(1)      Opinion of Houlihan Lokey Howard & Zukin Financial Advisors,
                 Inc., dated as of May 6, 1999, as to the reasonable range of fair value for the consideration to be received by holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock, attached as Annex C to the Proxy Statement/Prospectus, attached to this
                 Schedule 13e-3 as Exhibit D.*

99.17(b)(2)      Materials presented to the Board of Directors on May 6, 1999 by
                 Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the fair value opinion described above in Exhibit
                 (b)(1).**

99.17(b)(3)      Opinion of Houlihan Lokey Howard & Zukin Financial Advisors,
                 Inc., dated as of May 6, 1999, as to factors affecting Avatex's solvency, attached as Annex D to the Proxy
                 Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*

99.17(b)(4)      Materials presented to the Board of Directors on May 6, 1999 by
                 Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the solvency opinion described above in Exhibit
                 (b)(3).**

99.17(c)(1)      Amended and Restated Agreement and Plan of Merger, dated as of
                 June 18, 1999, by and between Avatex and Xetava Corporation.
                 (Filed as Exhibit 2 to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*

99.17(c)(2)      Stipulation of Settlement of the lawsuits styled In re Avatex
                 Corporation Shareholders Litigation and Elliott Associates,
                 L.P. v. Avatex Corporation, et al. (Filed as Exhibit 10-W to
                 Avatex's registration statement on Form S-4 filed August 9,
                 1999 and incorporated herein by reference).*

99.17(c)(3)      Stockholders' Agreement dated June 18, 1999, by and among
                 Avatex, Elliott Associates, L.P., Martley International, Inc.,
                 Moses Marx, Momar Corporation, and United Equities Commodities
                 Company. (Filed as Exhibit 10-A to Avatex's Current Report on
                 Form 8-K filed June 24, 1999 and incorporated herein by reference).*

99.17(c)(4)      Voting Agreement, dated June 18, 1999, by and among Avatex,
                 Mark S. Zucker, Anvil Investment Partners, L.P. and Anvil
                 Investors, Inc. (Filed as Exhibit 10-B to Avatex's Current
                 Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*

99.17(d)(1)      Proxy Statement/Prospectus contained in registration statement on Form S-4.

99.17(e)(1)      Section 262 of the Delaware General Corporation Law (set forth as Annex G to the Proxy Statement).*


---------------------
 * Incorporated by reference
** To be filed by amendment



                                       22